Debt	12 Months Ended
Dec. 31, 2012
Debt
Debt

Note 11. Debt

Non-Recourse Debt

Non-recourse debt consists of mortgage notes payable, which are collateralized by the assignment of real property and direct financing leases, with an aggregate carrying value of $2.4 billion and $2.2 billion at December 31, 2012 and 2011, respectively. Our mortgage notes payable had fixed annual interest rates ranging from 4.4% to 7.8% and variable annual effective interest rates ranging from 1.1% to 6.9%, with maturity dates ranging from 2014 to 2031, at December 31, 2012.

During 2012, we obtained new non-recourse mortgage financing totaling $50.1 million, with a weighted-average annual interest rate and term of 4.8% and 8.1 years, respectively. Of the total financing, $21.0 million bears interest at a variable rate that has been effectively converted to a fixed annual interest rate through the use of an interest rate swap.

During 2012, we refinanced maturing non-recourse mortgage loans totaling $22.0 million with new non-recourse financing totaling $25.5 million and a weighted-average annual interest rate and term of 5.0% and 6.9 years, respectively. Of the total financing, $10.0 million bears interest at a variable rate that has been effectively converted to a fixed annual interest rate through the use of an interest rate swap. We recognized a net gain on extinguishment of debt of $0.2 million related to the refinancings.

During 2012, we entered into an arrangement with one our lenders on a non-recourse financing that enabled us to repay the outstanding indebtedness of approximately $10.0 million for cash of approximately $8.7 million at a discount. As part of this arrangement, we have a contingent obligation to pay the lender any proceeds received from a sale of the previously-collateralized property in excess of $6.0 million within two years. We have accounted for this as a troubled debt restructuring in accordance with ASC 470-60, Troubled Debt Restructurings By Debtors. Accordingly, we have not recognized a gain on the discounted payoff, but we will record such amount upon expiration of the contingent obligation.

In May 2012, we modified and partially extinguished the non-recourse mortgage loan outstanding related to our Hellweg 2 investment, which had a total balance of $352.3 million at the time of extinguishment. We recognized a gain on extinguishment of debt of $5.8 million.

Additionally, during 2012, in connection with the repayment of several non-recourse mortgages, we recognized a net loss on extinguishment of debt of $0.5 million.

At December 31, 2012, one of our property-owning subsidiaries was in default on one of its non-recourse mortgage obligations with an outstanding balance of $3.7 million. The property encumbered by this mortgage obligation was not included in the borrowing base pool for our line of credit, as described below.

In connection with obtaining our line of credit during the second quarter of 2011, as described below, we defeased eight loans with an aggregate fair value of $68.5 million and incurred a $2.5 million net loss on extinguishment of debt for year ended December 31, 2011.

Line of Credit

On May 2, 2011, we entered into the Credit Agreement with several banks, including Bank of America, N.A., which acts as the administrative agent. CPA 16 Merger Sub is the borrower, and we and the Operating Partnership are guarantors. On August 1, 2012, we amended the Credit Agreement to reduce the amount available under the secured revolving credit facility from $320.0 million to $225.0 million, to reduce our annual interest rate from LIBOR plus 3.25% to LIBOR plus 2.50%, and to decrease the number of properties in our borrowing base pool. The Credit Agreement is scheduled to mature on August 1, 2015, with an option by CPA 16 Merger Sub to extend the maturity date for an additional 12 months subject to the conditions provided in the Credit Agreement. We incurred costs of $1.1 million to amend the facility, which are being amortized over the term of the Credit Agreement.

Availability under the Credit Agreement is dependent upon the number, operating performance, cash flows and diversification of the properties comprising the borrowing base pool. At December 31, 2012, availability under the line was $210.3 million, of which we had drawn $143.0 million.

The Credit Agreement is fully recourse to us and contains customary affirmative and negative covenants, including covenants that restrict us and our subsidiaries' ability to, among other things, incur additional indebtedness (other than non-recourse indebtedness), grant liens, dispose of assets, merge or consolidate, make investments, make acquisitions, pay distributions, enter into certain transactions with affiliates, and change the nature of our business or fiscal year. In addition, the Credit Agreement contains customary events of default.

The Credit Agreement stipulates certain financial covenants that require us to maintain certain ratios and benchmarks at the end of each quarter. We were in compliance with these covenants at December 31, 2012.

Scheduled debt principal payments during each of the next five years following December 31, 2012 and thereafter are as follows (in thousands):

Years Ending December 31,	Total (a)
2013	$44,457
2014	102,569
2015 (b)	301,905
2016	246,664
2017	636,196
Thereafter through 2031	460,301
1,792,092
Unamortized discount, net (c)	(4,912)
Total	$1,787,180

__________

  Certain amounts are based on the applicable foreign currency exchange rate at December 31, 2012.
  Includes $143.0 million outstanding under our Credit Agreement, which is scheduled to mature in 2015, unless extended pursuant to its terms.
  Represents the fair value adjustment of $6.3 million resulting from the assumption of property-level debt in connection with the Merger, partially offset by a $1.4 million unamortized discount on a non-recourse loan that we repurchased from the lender.